GUARANTY

August 5, 2005

WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, payable to the order of AGELESS FOUNDATION, INC., a Florida corporation (“Lender”), in the original principal sum of Seven Hundred Thousand and No/100 Dollars ($700,000.00) (the “Loan”), (as the same may be amended, restated, replaced, renewed and modified from time to time, the “Note”) executed by Quincy Investments Corp., a Bahamas corporation (“Quincy”), pursuant to that certain Asset Purchase Agreement, dated as of July 28, 2005, by and among Quincy and Lender, and executed by Naturade, Inc., a Delaware corporation (“Naturade”), pursuant to that certain Assignment and Assumption Agreement, dated of even date herewith, by and among Quincy, Naturade and the Lender, Quincy and Naturade (each of which may be referred to hereinafter individually as “Borrower” and collectively as “Borrowers”) have become jointly and severally indebted, to Lender with respect to the Loan; and

WHEREAS, Lender is willing to make the Loan to the Borrower only if, among other things,the undersigned (“Guarantor”) executes and delivers this Guaranty (this “Guaranty”) and guarantees payment to the Lender of the Debt (as hereinafter defined) in the manner provided herein; and

WHEREAS, the undersigned expects to derive benefit from the Loan;

NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, the undersigned hereby, jointly and severally, guarantees absolutely and unconditionally to Lender the payment of the Debt and covenants and agrees with Lender as follows:

The term “Debt” as used in this Guaranty shall mean the principal sum evidenced by the Note, together with interest thereon at the rate of interest specified in the Note and all other sums, other than principal or interest, which may or shall become due and payable pursuant to the provisions of the Note, this Guaranty or any other agreement, document or certificate executed and/or delivered by Borrower or Guarantor to Lender in connection with the Loan (collectively the “Loan Documents”).

The undersigned agrees that, upon demand the undersigned will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses (including reasonable counsel fees) incurred by Lender in connection with the collection of the Debt or any portion thereof and the enforcement of this Guaranty, including any expenses incurred in any post-judgment proceedings to collect and enforce the judgment. This provision is separate and several and shall survive the merger of this Guaranty into any judgment on this Guaranty.

All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt or other obligations of Borrower as Lender may elect.

The undersigned hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from the undersigned, (i) any security at any time held by or available to Lender for any obligation of Borrower, (ii) any security at any time held by or available to Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Debt, (iii) any obligation arising under any other guaranty or any other Loan document to Lender made in connection with the Loan and/or (iv) any obligor of any obligation arising under any Loan Document, may be exchanged, surrendered or released and any obligation of Borrower, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Lender may fail to set off and may release, in whole or in part, any balance of any credit on its books in favor of Borrower, and generally deal with Borrower or any such security or obligation and the undersigned shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension or other dealing. Notwithstanding anything to the contrary contained in this Guaranty, including the preceding sentence, in no event shall the amount of the guaranteed obligations be increased without the express written consent of the Guarantor. No invalidity, irregularity or unenforceability of all or any part of the Debt or the impairment or loss of security or obligation therefor, whether caused by any action or inactions of Lender or otherwise, shall affect or impair this Guaranty.

The undersigned hereby waives and agrees not to assert or take advantage of any defense based upon:

(A) Notice of acceptance of this Guaranty and of the making of the Loan by Lender to Borrower;

(B) Presentment and demand for payment of the Debt or any portion thereof;

(C) Protest and notice of dishonor or default to the undersigned with respect to the Debt or any portion thereof;

(D) Notice of intent to accelerate, notice of acceleration and all other notices to which the undersigned might otherwise be entitled;

(E) Any demand for payment under this Guaranty;

(F) The incapacity, lack of authority, death or disability of Borrower or any other person or entity;

(G) Any duty on the part of Lender to disclose to the undersigned any facts Lender may now or hereafter know regarding Borrower, regardless of whether Lender has reason to believe (i) that any such facts materially increase the risk beyond that which the undersigned intends to assume, or (ii) that such facts are unknown to the undersigned, the undersigned acknowledging that he, she or it is fully responsible for being and keeping informed of the financial condition and affairs of Borrower;

(H) Lack of notice of default, demand of performance or notice of acceleration to Borrower or any other party with respect to the Loan or the Borrower’s obligations guaranteed hereby;

(I) The consideration for this Guaranty (or lack or inadequacy thereof);

(J) Any acts or omissions of Lender which vary, increase or decrease the risk on the undersigned;

(K) Any rights or defenses based upon an offset by the undersigned against any obligation now or hereafter owed to the undersigned by the Borrower;

(L) The application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender and the undersigned or intended or understood by Lender or the undersigned;

(M) An election of remedies by Lender, including any election to proceed against any collateral by judicial or nonjudicial foreclosure, whether real property or personal property, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, and whether or not any such election of remedies destroys or otherwise impairs the subrogation rights of the undersigned or the rights of the undersigned to proceed against Borrower or Guarantor by way of subrogation or for reimbursement or contribution, or all such rights;

(N) Any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of the principal obligor;

(O) Lender’s election, in any proceeding instituted under Title 11 of the United States Code (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; and

(P) Any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code.

This Guaranty is an absolute and unconditional guaranty of payment and not of collection and Lender, except as set forth above, shall be entitled to payment from the undersigned without first commencing any action against Borrower or resorting to any security or to any credit on the books of Lender in favor of Borrower.

Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty.

No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of Lender to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which such waiver is given.

To further induce the Lender to make the Loan to Borrower, Guarantor makes the following warranties and representations as to itself, with the knowledge that Lender will rely on the veracity thereof:

(A) The execution and delivery by the Guarantor of the this Guaranty and any other document executed and/or delivered by the Guarantor to Lender in connection therewith (collectively, the “Guaranty Documents”), and the performance of its obligations thereunder, do not and will not: (a) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor; or (b) result in any breach of or constitute any default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which the Guarantor or its properties may be bound or affected, and the Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

(B) To the best of Guarantor’s knowledge there is no material action, suit, proceeding, inquiry or investigation, at law or in equity, or before any court, governmental instrumentality, public board or arbitrator pending or threatened against or affecting the Guarantor or any of its properties or rights, wherein an unfavorable decision, ruling or finding would (a) to the extent not covered by insurance as to which the insurer has not disclaimed coverage, result in any material adverse change in the financial condition, business, properties or operations of the Guarantor; (b) materially or adversely effect the Guaranty; or (c) adversely effect the validly or enforceability of the Guaranty Documents.

Notwithstanding any payments made by the undersigned pursuant to the provision of this Guaranty, the undersigned shall have no right of subrogation in and to the Note, or any other security held by or available to Lender for the Debt or the payment thereof until the Debt has been paid in full to Lender.

Any of the following events or conditions shall, at the option of Lender constitute an Event of Default under this Guaranty:

(A) Guarantor’s failure to perform or observe when due any term or condition in this Guaranty, or breach of any covenant of the Guarantor contained herein;

(B) Guarantor’s petition or application to any tribunal for the appointment of a trustee or receiver of its estate or assets or any substantial portion of its estate or assets, or Guarantor’s commencement of any proceedings relating to Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

(C) If any such petition or application is filed or any such proceedings are commenced against Guarantor and such proceedings are not dismissed within 30 days after the filing thereof or Guarantor by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing any such trustee or receiver, or declaring Guarantor bankrupt or insolvent, or approving the petition in any such proceedings.

Upon the occurrence of an Event of Default under the Note, Lender may, at its option, and without notice to Guarantor, do any of the following in any order, at any time and in any combination:

(A) Declare any or all of the Debt to be immediately due and payable as to Guarantor;

(B) Institute a collection action directly against Guarantor;

(C) Exercise this Guaranty with respect to Guarantor;

(D) Collect from Guarantor all of Lender’s reasonable collection expenses (whether or not suit is actually instituted) including reasonable attorneys’ fees and disbursements and all other expenses and fees relating to collection under this Guaranty or that are permitted under the Loan Documents. All such collection fees and expenses shall be due and payable upon demand and shall be deemed part of the Debt which are secured by the Loan Documents for any Debt;

(E) Exercise any other rights and remedies available at law or in equity.

This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Florida, without regard to conflicts of laws considerations and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said state without regard to conflicts of laws consideration; and this Guaranty shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted; and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the United States District Court, Southern District of Florida. The undersigned agrees to submit to personal jurisdiction in the State of Florida in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court of competent jurisdiction located in Florida and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by certified mail to or by personal service at the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court, or by such other acceptable means as may be permitted by the clerk of a court of competent jurisdiction. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT      ,      , FLORIDA      , AS ITS DULY APPOINTED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN FLORIDA, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF GUARANTOR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED IN THE GUARANTY, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF FLORIDA.

The Guarantor hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The foregoing waiver by the Guarantor shall terminate and be of no further force or effect at such time as the entire Debt has been fully and indefeasibly paid to and received by Lender.

A determination that any portion of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Guaranty to any circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other circumstances.

JURY TRIAL WAIVER. THE UNDERSIGNED AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY THE UNDERSIGNED OR LENDER ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE UNDERSIGNED WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS GUARANTY.

Any notices or other communications to be delivered to either party hereunder shall be delivered by (a) certified mail, return receipt requested, postage prepaid, (b) nationally recognized overnight courier against receipt therefor; or (c) facsimile, with a copy contemporaneously therewith being mailed to the intended recipient by regular mail, postage prepaid; together with a copy of any such notice being simultaneously delivered to the attorney for such party, addressed to the parties at their addresses set forth below and to their attorneys as follows:

If to Guarantor:	Peter H. Pocklington
111 Vintage Drive East Indian Wells, CA 92210 Fax No.:	760/862-2752
With a copy to:	Varner, Saleson & Brandt LLP

3750 University Avenue, Suite 610
Riverside, CA 92501
Attention: Bruce Varner, Esq.
Fax No.: 951/274-7770
With a copy to:	Naturade, Inc.
14370 Myford Road
Suite 100 Irvine , CA 92606 Attention:		CFO
Fax No.:		714-573-4819
With a copy to:	Peter Menard

Shepard, Mullen, Richter & Hampton
48th Floor
333 South Hope St

Los Angeles, CA 90071-1448

Fax No.:

If to Lender: Ageless Foundation, Inc.

1521 Alton Road, #512

Miami Beach, Florida 33139

Attn: Naomi Balcombe

Fax: 352-592-9733

With a copy to: Kluger, Peretz, Kaplan & Berlin, P.L.

Miami Center, Seventeenth Floor

201 South Biscayne Boulevard

Miami, Florida 33131-4302

Attention: Eliot C. Abbott, Esq.

Fax No.: (305) 379-3428

Any party may change its address for notices by delivering notice thereof to the other party hereunder. Notices shall be deemed delivered (a) two (2) days after mailing as aforesaid, (b) on the date shown on the courier’s receipt or (c) on the date when faxed as shown on the log of the transmitting machines.

Delivery by Guarantor of facsimile signatures to this Guaranty shall have the same effect as original signatures, and shall bind Guarantor as if original. Same shall be accepted by Lender provided that same are delivered together with written confirmation that original signatures are being delivered to Lender’s counsel via overnight mail.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first above set forth.

ATTEST:	GUARANTOR:
By: /s/ Stephen M. Kasprisin	/s/ Peter H. Pocklington

Print Name: Stephen M. Kasprisin	PETER H. POCKLINGTON

STATE OF _________	)
) SS
COUNTY OF ________	)

On the      day of July in the year 2005 before me, the undersigned, personally appeared PETER H. POCKLINGTON, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

My Commission Expires: